SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 19, 2004

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Indiana	1-6028	35-1140070

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Lincoln Financial Group press release dated February 19, 2004, reaffirming that it has no intention of interfering with MONY’s current proposed transaction with AXA Financial.

Item 9. Regulation FD Disclosure

Lincoln Financial Group issued a press release dated February 19, 2004, reaffirming that it has no intention of interfering with MONY’s current proposed transaction with AXA Financial.

A copy of this press release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ DENNIS L. SCHOFF

Name:	Dennis L. Schoff
Title:	Senior Vice President and
General Counsel

Date: February 19, 2004